Note 11 - Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions Disclosure [Text Block]
Note K - Related Party Transactions

Certain directors, executive officers and companies with which they are affiliated were loan customers during 2012. A summary of activity on these borrower relationships with aggregate debt greater than $120 is as follows:

Total loans at January 1, 2012	$5,088
New loans	1,427
Repayments	(797)
Other changes	-
Total loans at December 31, 2012	$5,718

Other changes include adjustments for loans applicable to one reporting period that are excludable from the other reporting period, such as changes in persons classified as directors, executive officers and companies’ affiliates.

Deposits from principal officers, directors, and their affiliates at year-end 2012 and 2011 were $17,616 and $15,807.